Business Combination	9 Months Ended
Sep. 30, 2025
Business Combination [Abstract]
BUSINESS COMBINATION

NOTE 3 - BUSINESS COMBINATION:

On May 31, 2024 (The “Closing date”), the Company closed a purchase transaction with the shareholders of Acroname Inc. (“Acroname”), a US company specializing in advanced automation and control technologies, to acquire 100% of its equity, for a total cash consideration of $9.1 million, of which $1.3 million in consideration of the amount of cash held by Acroname at closing. In addition, the Company shall be obligated to pay Acroname’s former shareholders earnout payments of up to $7.2 million in cash, of which payment of $1.5 million upon completion of a development of a certain product by September 2026, and the remaining payment depending on the achievement of certain revenue, EBITDA and cashflow targets in 2024 and 2025.

The following table summarizes the fair value of the consideration transferred to Acroname shareholders:

U.S. dollars in thousands
Cash payment	9,160
Fair value of earnout liability (*)	2,036
Total consideration	11,196

(*)	The Company recorded earn out liability in connection with its business combination at fair value on the acquisition date.

The results of operations of Acroname have been included in the consolidated financial statements since the Closing date. The amounts of revenues related to Acroname that are included in the Company’s condensed consolidated interim statements of operations and comprehensive loss during the nine and three months ended September 30, 2025, are $4,158 thousand and $1,737 thousand, respectively. The amounts of net loss related to Acroname that are included in the Company’s condensed consolidated statements of operations and comprehensive loss during the nine and three months ended September 30, 2025, are $1,619 thousand and $422 thousand, respectively (including amortization of tangible and intangible assets in the amount of $882 and $294 thousand).

The following table summarizes the final purchase price allocation to the fair value of the assets acquired and liabilities assumed:

Allocation of
Purchase
Price
U.S. dollars in thousands

Cash and cash equivalents	1,360
Accounts Receivables	294
Inventory (1)	2,635
Other current assets	123
Property and equipment	25
Operating lease right-of-use assets	650

Core Technology (2)	4,653
Customer relationships (3)	597
Goodwill (4)	1,847
Total assets acquired	12,184
Operating leases liabilities	(650)
Other liabilities	(338)
Total liabilities assumed	(988)

Net assets acquired	11,196

(1)	The estimated fair value of the finished goods inventory was deriving from its cost value, as of the valuation date, with the addition of the gross profit of Acroname, and after deducting the direct selling expenses with relation to the inventory, and the marketing profit.

(2)	The acquired company is deemed to have an underlying technology of a value, through its continued use or re-use in many products or many generations of a singular product (a product family). The fair value of Core Technology was estimated by applying the income approach, specifically the Multi Period Excess Earnings method. Core Technology is amortized over a period of 5.6 years. The discount rate for Acroname’s technology was estimated at 25.3% reflecting the WACC.

(3)	The fair value of the Customer relationships was estimated by applying the income approach, specifically the distributor method. The Customer relationships are amortized over a period of 5.6 years. The discount rate for Acroname’s Customer relationships was estimated at 25.3% reflecting the WACC.

(4)	Goodwill is primarily related to the workforce, expected synergies such as potential cost savings in operations as a result of the business combination as well as potential future development of the mutual development projects. The goodwill is deductible for tax purposes. All of the $1,847 thousand of goodwill was assigned to Cross Industry business (“CIB”) segment.